SECURED TERM LOAN PROMISSORY NOTE

$8,500,000	November __, 2008 Chicago, Illinois

FOR VALUE RECEIVED, the undersigned, CAPITAL GROWTH SYSTEMS, INC., a Florida corporation (“Parent”), GLOBAL CAPACITY GROUP, INC., a Texas corporation (“GCG”), CENTREPATH, INC., a Delaware corporation (“Centrepath”), 20/20 TECHNOLOGIES, INC., a Delaware corporation (“20/20 Inc.”), 20/20 TECHNOLOGIES I, LLC, a Delaware limited liability company (“20/20 LLC”), NEXVU TECHNOLOGIES, LLC, a Delaware limited liability company (“Nexvu”), FNS 2007, INC., a Delaware corporation (“FNS”), MAGENTA NETLOGIC LIMITED, a company incorporated under the laws of England and Wales (“Magenta”), CAPITAL GROWTH ACQUISITION, INC., a Delaware corporation (“CG Acquisition”), VANCO DIRECT USA, LLC, t/b/k/a GLOBAL CAPACITY DIRECT, LLC, a Delaware limited liability company (“Vanco”; Parent, GCG, Centrepath, 20/20 Inc., 20/20 LLC, Nexvu, FNS, Magenta, CG Acquisition and Vanco are referred to herein collectively as the “Borrowers”), jointly and severally promise to pay to the order of ACF CGS, L.L.C., a Delaware limited liability company as administrative agent (the “Agent”), at the office of the Agent located at 570 Lexington Avenue, 40th Floor New York, NY 10022 or such other office as the holder hereof may from time to time designate in writing, in lawful money of the United States of America and in immediate available funds, the principal amount of Eight Million Five Hundred Thousand Dollars ($8,500,000), together with interest from and after the date hereof on the unpaid principal balance outstanding at a variable rate per annum as set forth in the Term Loan and Security Agreement dated as of even date herewith, between Agent, Borrowers and Lender and the other lenders from time to time party thereto (as amended from time to time, the “Term Loan Agreement”).

This Secured Term Loan Promissory Note (the “Note”) is issued pursuant to the Term Loan Agreement and is entitled to all of the benefits and security of the Term Loan Agreement. All of the terms, covenants and conditions of the Term Loan Agreement and the Loan Documents (as defined in the Term Loan Agreement) are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Term Loan Agreement.

The rate of interest in effect hereunder shall be calculated with reference to the Section 3, in the Term Loan Agreement. The interest due hereunder shall be computed in the manner provided in the Term Loan Agreement.

The principal and accrued interest on this Note shall be due and payable on the dates and in the manner set forth in the Term Loan Agreement.

Notwithstanding the forgoing, the entire unpaid principal balance and any accrued interest on this Note shall be due and payable immediately upon any acceleration of the indebtedness evidenced by this Note by the Lender pursuant to the Term Loan Agreement or upon any termination of the Term Loan Agreement.

This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 2(c) of the Term Loan Agreement. Borrowers may also prepay this Note, in whole or in part, in the manner provided in Section 2(d) of the Term Loan Agreement.

Upon the occurrence of an Default, the Agent and the Lenders shall have all rights and remedies set forth in Section 13 of the Term Loan Agreement and the other Loan Documents.

Time is of the essence with respect to payments due under this Note. To the fullest extent permitted by applicable law, the Borrowers and every endorser and guarantor (if any) of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Agent or any of the Lenders in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Agent or any of the Lenders of any right or remedy preclude any other right or remedy. Agent or any of the Lenders, at their option, may enforce their rights against any collateral securing this Note without enforcing their rights against the Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to the Borrowers. The Borrowers agree that, without releasing or impairing Borrowers’ liability hereunder, Agent, for the benefit of the Lenders may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESSES SPECIFIED IN ITEM 28 OF THE ADDENDUM TO THE TERM LOAN AGREEMENT. THE BORROWERS HEREBY WAIVE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Note to be duly executed and delivered by an officer thereunto duly authorized as of the day and year first above written.

CAPITAL GROWTH SYSTEMS, INC.

By:
Name:
Title:

GLOBAL CAPACITY GROUP, INC.

By:
Name:
Title:

CENTREPATH, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES I, LLC

By:
Name:
Title:

NEXVU TECHNOLOGIES, LLC

By:
Name:
Title:

3

FNS 2007, INC.

By:
Name:
Title:

CAPITAL GROWTH ACQUISITION, INC.

By:
Name:
Title:

VANCO DIRECT USA, LLC t/b/k/a GLOBAL CAPACITY DIRECT, LLC

By:
Name:
Title:

MAGENTA NETLOGIC LIMITED

By:
Name:
Title: